U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2007

AMERICHIP INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	000-33127	98-0339467
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24700 Capital River, Clinton Township MI	48036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (586) 783-4598

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 12, 2007, the Company amended and re-filed annual reports on Form 10-KSB for the years ended November 30, 2005 and 2004.

The Board of Directors, in reviewing the annual reports report on Form 10-KSB for the years ended November 30, 2005 and 2004 and in discussion  with the Company's auditors, authorized the filing of its Form 10-KSB for the years ended November 2005 and 2004 for the following reason:

The financial statements for the year ended November 30, 2005 have been restated due to the Company determining that it had improperly recorded the value of common stock issued and common stock options exercised in payment for consulting expenses and services during the year ended November 2005.

In all other material respects the Amended Annual Reports on Form 10-KSB is unchanged from the Annual Reports on Form 10-KSB for the years ended November 30, 2005 filed by the Company.

On February 22, 2007, the Board of Directors of AmeriChip International Inc. determined that the Company's financial statements for the fiscal years ended November 30, 2005 should no longer be relied upon.

The financial statements for the year ended November 30, 2005 have been restated due to the Company determining that the value of common stock issued and common stock options exercised for consulting and services was improperly reflected at the negotiated value for the services rendered instead of the fair market value of the stock issued on the dates that the services were provided.

The disclosure in the financial statements for the year ended November 20, 2005 included the following footnote describing the restatement:

NOTE 2 - RESTATEMENT AND CORRECTION OF ERRORS

The accompanying consolidated financial statements for the fiscal year ending November 30, 2005 have been restated to correct information concerning the fair value of the Company’s common stock issued pursuant the exercise of stock options. In following the Company’s internal control procedures, management determined that the Company originally reflected the exercise of stock options related to the payment of consulting services at negotiated values as reflected in each consultant’s invoice. Management revisited this issue and determined that these stock options should have been reflected at fair value, as determined by the fair market value on the date of issuance, instead of at their negotiated value. The effect of this adjustment was to increase additional paid in capital by $807,328, increase consulting expense by $807,328 increase net loss by $807,328 and increase net loss per share from ($0.02) per share to ($0.03) per share.

The following table summarizes the effects of the restatement on the Company’s consolidated financial statements as of November 30,2005.

Consolidated Balance Sheet:	As Reported		As Restated
Additional Paid-in Capital		$7,607,330	$8,415,958

Accumulated Deficit		($9,708,158)	($10,513,486)

Total Shareholder Equity	$
The following table summarizes the effects of the restatement on the Company’s consolidated financial statements as of November 30, 2005
Consolidated Statement of Operations
Consulting Expense		$2,429,870	$3,2327,198
Net Loss		$(4,294,876)	$(5,102,204)

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICHIP INTERNATIONAL INC.

By: /s/ Marc Walther

Marc Walther
President and Chief Executive Officer

Date: March 12, 2007